UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2007

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SPORTSQUEST, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	033-09218 (Commission File Number)	22-2742564 (I.R.S. Employer Identification No.)

801 International Parkway, 5th floor Lake Mary, Florida (Address of principal executive offices)	32746 (Zip Code)

Registrant’s telephone number, including area code: (757) 572-9241

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

Resignation of Previous Auditor. By letter dated September 6, 2007, Robert G. Jeffrey, C.P.A. (“Jeffrey”), the former auditor and accountant of SportsQuest, Inc. (formerly known as Air Brook Airport Express, Inc.) (the “Company”), resigned, effective August 16, 2007. The report of Jeffrey on the Company’s financial statements for the years ended October 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was not recommended or approved by the board of directors or audit committee of the board of directors. During the 2005 and 2006 fiscal years and the interim period from November 1, 2006 through August 16, 2007, there were no disagreements with Jeffrey, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Jeffrey’s satisfaction, would have caused him to make reference to the subject matter of the disagreement in connection with his audit report.

During the same period, there were no other events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

Appointment of New Auditor. On September 7, 2007, the Company engaged Raiche Ende Malter & Co. LLP (the “New Auditor”) as its independent registered public accounting firm for the Company’s fiscal year ended October 31, 2007. The decision to engage the New Auditor as the Company’s independent registered public accounting firm was approved by the Company’s board of directors.

The Company has not consulted with the New Auditor, during either of the years ended October 31, 2006 and 2005 or the interim period from November 1, 2006 to September 7, 2007, regarding either the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matter or event described in Item 304(a)(2)(i) or (ii) of Regulation S-B.

The Company provided Jeffrey with a copy of the foregoing disclosures. A copy of a letter from Jeffrey to the Securities and Exchange Commission, dated September 10, 2007, is attached as Exhibit 16.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from Robert G. Jeffrey, C.P.A. to the Securities and Exchange Commission, dated September 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSQUEST, INC.

Date:  September 10, 2007                                                 By:  /s/R. Thomas Kidd

R. Thomas Kidd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Robert G. Jeffrey, C.P.A. to the Securities and Exchange Commission, dated September 10, 2007.